EXHIBIT 32.1
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                            Perfisans Holdings, Inc.

                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

I, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         o        the annual report on Form 10-KSB of Perfisans  Holdings,  Inc.
                  (the "Company") for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   April 28, 2005


                          /s/ To-Hon Lam
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                          To-Hon Lam
                          Chief Executive Officer & Principal Accounting Officer